UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2013
COSTA INC. (Exact name of registrant as specified in its charter)
Rhode Island (State or other jurisdiction of incorporation)	1-6720 (Commission File Number)	05-0126220 (IRS Employer Identification No.)
24 Albion Road, Lincoln, Rhode Island (Address of principal executive offices)	02865 (Zip Code)
Registrant's telephone number, including area code (401) 335 3400 A.T. Cross Company, One Albion Road, Lincoln, RI 02865 (Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

On October 30, 2013 the registrant issued a news release announcing financial results for the third quarter and year-to-date periods ended September 28, 2013.  A copy of the News Release is attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

99.1Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. February

Costa Inc. (Registrant)
Date:	November 5, 2013	KEVIN F. MAHONEY (Kevin F. Mahoney) Senior Vice President, Finance Chief Financial Officer